4th Annual Credit Suisse MLP and Energy Logistics Conference

June 21, 2016

Tim Knox
President

Elijio Serrano
Chief Financial Officer
TETRA Technologies, Inc.

CSI COMPRESSCO LP™

www.CSICompressco.com

Forward Looking Statements

This presentation contains "forward-looking statements" and information based on our beliefs and those of our general partner. Forward-looking statements in this presentation are identifiable by the use of the following words and other similar words: "anticipates", "assumes", "believes", "budgets", "could", "estimates", "expects", "forecasts", "goal", "intends", "may", "might", "plans", "predicts", "projects", "schedules", "seeks", "should, "targets", "will" and "would". These forward-looking statements include statements concerning expected results of operations for 2016, anticipated benefits and growth of CSI Compressco LP following the acquisition of Compressor Systems, Inc. (CSI), including increases in cash distributions per unit, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding CSI Compressco's beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. Such forward-looking statements reflect our current views with respect to future events and financial performance and are based on assumptions that we believe to be reasonable but such forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: economic and operating conditions that are outside of our control, including the supply, demand, and prices of crude oil and natural gas; the levels of competition we encounter; the activity levels of our customers; the availability of adequate sources of capital to us; our ability to comply with contractual obligations, including those under our financing arrangements; our operational performance; risks related to acquisitions and our growth strategy, including our acquisition of Compressor Systems, Inc.; the availability of raw materials and labor at reasonable prices; risks related to our foreign operations; the effect and results of litigation, regulatory matters, settlements, audits, assessments, and contingencies; and other risks and uncertainties contained in our most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission ("SEC"), which are available free of charge on the SEC website at www.sec.gov. The risks and uncertainties referred to above are generally beyond our ability to control and we cannot predict all the risks and uncertainties that could cause our actual results to differ from those indicated by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of the underlying assumptions prove incorrect, actual results may vary from those indicated by the forward-looking statements, and such variances may be material. All subsequent written and oral forward-looking statements made by or attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements we may make, except as may be required by law.

Please Note: CSI Compressco™, GasJack®, VJack™, and Compressco® are jointly registered trademarks or trademarks of CSI Compressco Operating LLC and CSI Compressco Sub Inc. in the United States and/or other countries.

Q1-2016 Highlights

CSI COMPRESSCO LP™

Cash Flow Positive Operations in Challenging Business Climate

- Q1 2016 Revenue of $81.7M
- Q1 2016 adjusted EBITDA [1] of $25.4M
- Q1 2016 adjusted EBITDA margin [1] of 31.1%
- Q1 2016 pre-distribution free cash flow [1] of $13.7M
- Q1 2016 total distribution [1] of $12.8M
- Q1 2016 distribution coverage ratio [1] of 1.11x

1,380 Hp Compression Service
Field Gathering
Midland County, TX



(1) See Appendix for reconciliations of Non-GAAP financial measures

Company Profile

Leading Vertically Integrated Compression Provider

CSI Compressco LP (NASDAQ: CCLP)

- 45 years of growth supporting oil and gas industry
- Over 720 employees in 35 locations

TETRA Technologies, Inc. (NYSE: TTI)

- Synergistic relationship expands CCLP's footprint and capabilities
- Owns 2% GP interest and IDR's as well as 42% of common units

NASDAQ: CCLP	
Recent Unit Price [1]	$8.02
Market Capitalization [1]	$266.4M
Enterprise Value [1]	$832.9M
Distribution Annualized [2]	$1.51
Distribution Yield [2]	18.8%
Corporate Headquarters	Midland, TX

1970 – 1990 – 1995 – 2000 – 2005 – 2010 – 2015

1971
Compressor Systems, Inc. "CSI" established

1985
GasJack invented; GasJack Co. established

1993
CSI surpasses 1,000,000 Hp of compression packaged

1997
CSI compression fleet exceeds 250,000 Hp

1999
GasJack Co. renamed Compressco Field Services

2001
CSI surpasses 2,000,000 Hp of compression packaged

2004
Compressco Field Services acquired by TETRA Technologies, Inc.

2006
CSI compression fleet exceeds 500,000 Hp

2009
5,000th GasJack built

2011
Compressco Partners IPO on NASDAQ under ticker GSJK

2012
CSI surpasses 4,000,000 Hp of compression packaged

2014
Compressco Partners acquires Compressor Systems, Inc. forming **CSI Compressco LP** (ticker changed to CCLP)

2014
Combined CCLP fleet exceeds 1,000,000 Hp

(1) Unit price as of market close May 31, 2016; Market Capitalization and Enterprise Value based upon March 31, 2016 most recently reported units outstanding and debt
(2) Q1 2016 quarterly distribution of $0.3775 per common unit paid May 13, 2016; Yield calculated as annualized quarterly distribution of $1.51 divided by $8.02 unit price as of market close June 16, 2016

Investment Highlights

COMPRESSCO LP™

Compression Services Shows Resiliency Throughout Industry Downturns Compared to Other OFS

Stability in Asset Utilization	▪ Compression services through fee-based service contracts provide predictable cash flow ▪ Compression is critical to production and to the midstream infrastructure, supporting continued demand through commodity price cycles
Visibility of Revenues & Profits	▪ Typical Compression Services extend to an average of more than 40 months on location ▪ Equipment lead times allow scaling of manufacturing resources to match changes in demand
Value Added Service Offerings	▪ Vertical integration allows CCLP to provide flexibility to customers with design, build, own, operate, supply, service and sell options ▪ Geographically diverse field organization and advanced telemetry lead to run time improvements and increased production stability for our customers
Quality Customer Base	▪ Quality customer base mitigates counterparty risk ▪ Strong long-term relationships with high quality oil and gas producers including majors, larger independents and midstream operators

Compression Overview

Physical Requirement for Compression is Disassociated from the Price of Oil and Natural Gas

- Compression is required multiple times throughout the value-chain from production to consumption
- Diversity of customer needs supports a wide variety of compression service and product offerings



Aftermarket Services
Compression Services
Sold Equipment
Dry Gas Production
Gas Lift – other EOR
Wellhead
Gathering
Transportation
Storage
Reservoir
Recirculation for Enhanced Oil Recovery
Processing

Consumer

In 2014, the U.S. consumed 26.7 trillion cubic feet of natural gas [1]

- 31% power generation
- 28% industrial
- 19% residential
- 13% commercial
- 9% lease and plant fuel; distribution and pipelines

Oil Treatment & Refining

(1) Source: Energy Information Administration

Forecasted Demand and Production Growth

Demand and Production Expected to Grow in the Near Term

- The U.S. produces ~74 Bcf per day, requiring 15 million horsepower of compression to maintain current production levels [1]
- New sources of natural gas demand expected to drive production growth by ~17 Bcf per day by 2020 [2], a 23% increase
- Wave of new contracted U.S. LNG capacity expected to reach ~10 Bcf per day by 2020 [2]
  - Sabine Pass terminal shipped the first LNG cargo from the Lower 48 states on February 24, 2016
  - Additional export capacity from Cove Point, Cameron, Freeport and Corpus Christi LNG terminals expected 2018 - 2019

Sources of Growth in U.S. Natural Gas Demand [2]


25
20
15
10
5
0
Bcf / d
2016E
2017E
2018E
2019E
2020E
Petrochemicals
Industrial
Power Generation
LNG
Mexico Exports
Other

Near Term Production Growth [2]


90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
Bcf / d
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
U.S. Offshore
Other Onshore Gas
Tight Gas
Southern U.S. Shale
Marcellus & Utica Shale

(1) 15 million Hp figure based on estimated field conditions of 20 psig inlet, 1200 psig outlet, and 215 Hp per MMSCFD; Significant additional horsepower required for gathering, processing, transportation, storage, etc.
(2) Source: Energy Information Administration; Bentek Energy

Forecasted Infrastructure Demand and Growth

Near and Long Term Infrastructure Demand Driving Continued Investment and Growth

- Shale gas supply and growth continues to be robust which will necessitate the need for infrastructure growth from 2015 through 2035 with the majority of natural gas development estimated to occur during the next 5 years [2]
- Capital expenditures for new oil and gas midstream infrastructure estimated ~$26B average annually for the next 20 years [1],[2]
- Compression is a critical component to the build out of transportation infrastructure
  - 5.2 million horsepower of compression estimated to be needed for new gas transmission [1],[2]
  - 8.7 million horsepower of compression estimated to be needed for new gas gathering [1],[2]
  - Equates to ~$500 million average in annual compression equipment additions over the next 20 years [3]

Pipeline Growth to 2035 [1],[2]



Natural Gas 188K miles
Crude Oil 98K miles
NGL 11K miles

Compression Growth to 2035 [1],[2]



Crude Oil 1.4M Hp
NGL 0.4M Hp
Natural Gas 13.9M Hp

Infrastructure Capital Expenditures to 2035 [1],[2]



Natural Gas $333B
Crude Oil $164B
NGL $49B

(1) Figures represent the midpoint estimates of INGAA projections
(2) Source: INGAA Foundation
(3) For indicative purposes, consider $750 per horsepower as cost of compression equipment for midstream sector as CCLP management estimate

CCLP Business Model – Vertically Integrated

COMPRESSCO LP™

Flexibility for a Wide Range of Customer Compression Needs

Shared manufacturing, engineering capability, project management and supply chain resources

Common management, inventory and operating infrastructure

Compression Services

- Fee-based services contracts utilizing CCLP compression services fleet equipment and personnel
- Fleet sizes ranging from 20 Hp to over 2,000 Hp
- Broad U.S. footprint and diversified customer base

Aftermarket Services

- Customizable field maintenance contracts
- Revitalization, major overhaul and repurposing of customer owned compression equipment
- Shop services and parts sales

Technical specialists for installation and commissioning worldwide

New Equipment Sales

- Equipment built to standard or customer specifications up to 8,000 horsepower
- Largely funded through progressive billings
- Expertise in compression and engine driven pump package engineering, design, and manufacturing

International Capabilities

- ~14% of revenues from international sales and operations
- Operating footprint in Mexico, Canada and Argentina
- Partner with TETRA for world-wide reach

Portion of Revenue and Gross Margin by Product Line [1]



Portion of Total Revenue [2]
11%
13%
76%
6%
2%
92%
Portion of Total Gross Margin [2]
Compression and Related Services
Equipment Sales
Aftermarket Services

(1) Q1 2016 Results. Gross Margin is defined as revenues less cost of revenues excluding depreciation and amortization expense
(2) Revenue and Gross Margin by Product Line is shown as the portion of total Revenue and total Gross Margin that is attributable to the given product line

Compression Services Stability

Most Profitable Product Line is also Most Stable Product Line

- Natural gas consumption in the U.S. continues to increase
- Compression fleet utilization is largely disassociated from short term fluctuations in commodity prices and drilling activity
- Diverse geographic deployment of compression fleet
- Real-time remote monitoring to improve run-time and response time

Fleet Utilization and Composition [1]



0-100 Hp
17%
68%
801+ Hp
43%
86%
77%
Utilization
~873,000 Hp
72%
41%
Utilization
Composition
101-800 Hp

Fleet Application [1]



Gas Lift other EOR
16%
84%
Dry gas and gas gathering
Dry Gas
18%
Gathering
66%

U.S. Natural Gas Consumption [2]



30,000
25,000
20,000
15,000
10,000
5,000
-
Bcf / d
2010
2011
2012
2013
2014
2015
Fuel and Distribution
Commercial
Residential
Industrial
Power Generation

Fleet Utilization vs. Economic Variability [2],[3]



10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
Macroeconomic Variability
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Utilization
1,000
900
800
700
600
500
400
300
200
100
-
Horsepower in thousands
2008
2009
2010
2011
2012
2013
2014
2015
Q1-16
CCLP Fleet Utilization
Active Hp
HH Gas Price
WTI Oil Price
Rig Count

(1) CSI Compressco utilized Hp, composition, and fleet application as of March 31, 2016
(2) Source: Energy Information Administration; Baker Hughes
(3) Utilization and Hp based on management Pro Forma 2008 – 2013YE combined fleet utilization of Compressco Partners and Compressor Systems, Inc. prior to Compressco Partners acquisition of Compressor Systems, Inc.

CSI COMPRESSCO LP™

Operating in the Most Prolific Producing Basins in the U.S.A.


Bakken
Niobrara
Monterey
San ..
Woodford
Permian
Barnett
Eagle Ford
Haynesville
Utica
Marcellus
Operating Units
Basins
Shale Plays

HP Distribution by CCLP Region [1]


International
4%
East
10%
South Texa
26%
Mid-Con
18%
West
18%
Permian Ba
24%



Gas Jack® on Well Head Service

(1) CSI Compressco fleet geography as of March 31, 2016

Equipment Sales and Manufacturing

Scalable Manufacturing Proactively Rightsized for Current Market Conditions

Experienced Compression Packager

- Over 5 million horsepower packaged
- Over 10,000 compressor packages built
- Internal design, engineering and testing

Capacity for Growth

- 40 acre fabrication facility in Midland, TX
- Experienced and flexible labor pool
- Automated equipment and modern tooling

Scalable and Reliable Operations

- Long-term relationships with key suppliers
- Union-free work force
- Lean manufacturing and continuous improvement philosophies

Predictable Cash Flow and Profitability

- Project costs are largely funded through progressive billing format
- Project lead-times provide visibility to revenues several quarters out and allow resource right-sizing for consistent absorption


LEGEND
Accounting/Engineering/IT/Executive 1
Assembly 2
Vessel Fabrication 3
X-Ray/Hydro/QC 4
Blast Booth 5
Paint Shop 6
North Assembly 7
Permian Basin BU 8
Skid Fabrication 9
Primer Shop 10
Warehouse 11
Design 12
CCLP Manufacturing Facility – Midland, TX


Electric Driven Pump – Ayastil Offshore Platform

Market Position

Compression Services Competitive Landscape

4th Largest Compression Services Fleet by Hp

11% GCA Market share U.S. and Canada [1]

9% Market share internationally [2]

Vertically integrated compression provider



Revenue Generating Hp [3]
Hp in thousands
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
3,354
1,427
1,397
873
510
Archrock (APLP & AROC)
CDM
USA
CSI Compressco
JW
Others

(1) Internal estimate based on data from Gas Compressor Association "GCA" and considering only markets served by GCA member companies and other quantified fleets
(2) Spears & Associates, Inc. Oilfield Market Report 2015
(3) CSI Compressco utilized Hp as of March 31, 2016; others per most recent available data and management estimates

Growth Strategy

COMPRESSCO LP™

Focused on Deploying More Efficient and Scalable Business Operations Ahead of Market Recovery

Acquisition	▪ Strategic geographic footprint expansion ▪ Strategic customer base expansion ▪ Unwavering commitment to quality equipment ▪ Focus on long-term value proposition
Domestic	▪ Limit and allocate CapEx to most highly utilized equipment and only with acceptable returns ▪ Marcellus penetration through sales, AMS, and fleet opportunities with proper return ▪ Expanded vapor recovery opportunities (EPA OOOO regulations) ▪ Strong concentration near CCLP primary operations in Southwest US where activity has remained robust
International	▪ Continue to grow large Hp fleet in Mexico; make similar progress throughout LA and Eastern Hemisphere ▪ Multiple paths to market (direct rental and sales, B-O-O, back-to-back, distribution) ▪ Partner with TETRA for compressor station and process solution offerings ▪ Expand reach of niche Pump Systems International business
Margins	▪ Incremental cost synergies implemented to protect margins in downturn ▪ Managing all Supply Chain initiatives ▪ Preserve profits by minimizing under-absorption of direct labor costs during downturn ▪ Continued consolidation with TETRA shared services and ERP implementation

CSI COMPRESSCO LP™

Predictable Cash Flow not as Susceptible to Commodity Price Downturns Compared to many Other OFS

- Revenues and compression services margins have been relatively resilient despite ~70% decline in drilling activity since Q4-14
- Adjusted EBITDA margin [2],[4] stable during down turn due to aggressive response to market conditions by management

Revenue [1] and North America Rig Count [3]


$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$USD in millions
2,500
2,000
1,500
1,000
500
-
Rig Count
$114.7
$90.6
$103.1
$122.8
$109.4
$133.4
$124.8
$102.9
$126.5
$128.9
$99.4
$81.7
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2013
2014
2015
2016
Compression services
Equipment sales
Aftermarket services
Rigs

Adj. EBITDA [1], [2], [4] and Adj. EBITDA Margin [1],[4]


$50.0
$40.0
$30.0
$20.0
$10.0
$-
$USD in millions
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
25.3%
29.4%
30.8%
25.6%
25.2%
30.4%
33.4%
31.2%
24.9%
25.2%
32.1%
31.1%
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2013
2014
2015
2016

(1) Q2 2013 through Q3 2014 are based on management Pro Forma for Compressco Partners and Compressor Systems, Inc. prior to Compressco Partners acquisition of Compressor Systems, Inc.
(2) Beginning Q1 2016, Non-cash cost of compressors sold is added back in calculation of adj. EBITDA. Historical periods have been updated for this change
(3) Source: Baker Hughes
(4) See Appendix for reconciliations of Non-GAAP financial measures

Distribution and Cash Management

Business Model Generates Cash to Cover Operations and Distributions

CCLP Cash Flow



$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$USD in millions
Change in Cash
SERIES NAME] [VALUE]
Cash Flow from Ops $102
Growth capital $84
SERIES NAME] [VALUE]
Maintenance capital $11
Maintenance capital $12
Borrowings ($1)
$15
Maintenance capital $1
[VALUE]
Growth capital $13
SERIES NAME] [VALUE]
Sources
Uses
2015
Sources
Uses
2016 Q1
Uses
2016 Distribution [1] and Guided Capital [2]
Cash Flow from Ops
Distributions

Distribution Coverage Ratio [3] and Annualized Quarterly Distributions per Unit [3]



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x
$1.70 $1.72 $1.75 $1.78 $1.81 $1.84 $1.94 $1.98 $2.00 $2.01 $1.51 $1.51
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2013
2014
2015
2016
Annualized Quarterly Distribution
Distribution Coverage Ratio

(1) Assumes current annualized distribution of $1.51 per common unit
(2) Management previously provided CapEx guidance of $20M to $30M, inclusive of $12M maintenance capital
(3) See Appendix for reconciliations of Non-GAAP financial measures

Covenants, Debt & Liquidity

Amended Credit Facility Leverage Covenants to Provide Additional Flexibility

- Minimal CapEx required to maintain cash flows
- No debt maturing before 2019
- Positive and predictable free cash flow generation
- Amended leverage covenants provide compliance cushion

Debt [1] and Liquidity [1],[2]



$700
$600
$500
$400
$300
$200
$100
$-
$USD in millions
$565
$589
$599
$589
$588
$213
$199
$133
$99
$65
Q1
Q2
Q3
Q4
Q1
2015
2016
Liquidity
Debt

Leverage Ratio [1]



6.00x
5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
Leverage Ratio
5.50x
5.50x
5.25x
5.25x
5.25x
5.50x
5.50x
5.75x
4.13x
4.25x
4.41x
4.56x
4.80x
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2015
2016
Leverage Ratio
Covenant

(1) See Appendix for reconciliations of Non-GAAP financial measures
(2) Liquidity amounts are subject to compliance with financial covenants and other provisions of the Credit Agreement which may limit borrowings

Counterparty Risk

CSI COMPRESSCO LP™

Long Standing Relationships with Diverse Customer Base

Rank [1]	Customer Type	Length of Relationship	Moody's / S&P Credit Rating [2]
1	Very Large Public Independent E&P	15+ Years	Baa2 / A
2	Large Public Independent E&P	7+ Years	Baa3 / BBB-
3	Large Public Independent E&P	15+ Years	Ba1 / BBB-
4	Large Public Independent E&P	7+ Years	Baa3 / BBB
5	Regional E&P and Gatherer	< 5 Years	N/A
6	Large Public Independent E&P	15+ Years	Ba2 / BBB
7	Large Public Independent E&P	15+ Years	A3 / A
8	Oil and Gas Major	15+ Years	A2 / A-
9	Public Independent E&P and Gatherer	7+ Years	B2 / BB
10	Private Regional E&P	5+ Years	N/A

(1) Ranking reflects Q1 2016 compression services revenue
(2) Based on publically available information and company filings as of March 2016

2016 Outlook

COMPRESSCO LP™

Focused on Protecting Profits, Reducing Debt and Managing Liquidity in Challenging Market

- Proactively reduced annualized distributions by 25% [1] to position CCLP to reduce debt
- Reducing growth CapEx from $85M in 2015 to between $8M and $13M in 2016, at targeted rates of return
- Amended leverage covenants to provide financial flexibility
- Significant headcount reductions in 4Q15 and 1Q16 to match labor capacity with anticipated 2016 demand
- Taking additional actions to protect profitability
- Ready to address a recovering market
  - Recoup pricing on deployed fleet
  - Idle fleet available to redeploy with little capital expenditure
  - Positioned to supply equipment for DUC and underserved take-away areas
  - Manufacturing capacity and lead times available for quick response to needs

8,160 Hp Booster Station
Webb County, TX



(1) Q4 2015 distribution of $0.3775 per common unit compared to Q3 2015 distribution of $0.5025 per unit

Appendix

Non-GAAP Financial Measures

CSI Compressco LP ("the Partnership") includes in this presentation the non-GAAP financial measures Adjusted EBITDA, Adjusted EBITDA margin, enterprise value, distributable cash flow, distribution coverage ratio, leverage ratio, liquidity and free cash flow. Adjusted EBITDA is used as a supplemental financial measure by the Partnership's management to:

- assess the Partnership's ability to generate available cash sufficient to make distributions to the Partnership's unitholders and general partner;
- evaluate the financial performance of its assets without regard to financing methods, capital structure or historical cost basis;
- measure operating performance and return on capital as compared to those of our competitors;
- determine the Partnership's ability to incur and service debt and fund capital expenditures; and
- approximate the financial performance measure used in the Partnership's bank credit facility financial covenant.

The Partnership defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, and before non-cash charges for impairments and non-cash costs of compressors sold, and excluding equity compensation, transaction costs, and severance.

The Partnership defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue.

Enterprise value is defined as market capitalization plus the sum of long-term and short-term debt on the consolidated balance sheet, less cash, excluding restricted cash on the consolidated balance sheet. The Partnership's management uses enterprise value as a measure of the market value of the Partnership if it were free of debt.

Distributable cash flow is used as a supplemental financial measure by the Partnership's management as it provides important information relating to the relationship between our financial operating performance and our cash distribution capability. Additionally, the Partnership uses distributable cash flow in setting forward expectations and in communications with the board of directors of our general partner. The Partnership defines distributable cash flow as Adjusted EBITDA less current income tax expense, maintenance capital expenditures, interest expense and severance, plus the amortization of finance costs.

The Partnership also calculates the ratio of distributable cash flow to the total cash distributed (the distribution coverage ratio) as it provides important information relating to the relationship between the Partnership's financial operating performance and its cash distribution capability. The Partnership defines the distribution coverage ratio as the ratio of distributable cash flow to the quarterly distribution payable on all outstanding common and subordinated units and the general partner interest.

The Partnership defines leverage ratio as debt at the end of the period divided by sum of last twelve months of adjusted EBITDA in accordance with bank covenants

The Partnership defines liquidity as the potential availability under its Credit Agreement (consisting of maximum credit commitment, less balance outstanding) less adjustment associated with compliance with financial covenants and other provisions of the credit agreement that may limit borrowings plus the sum of cash on the consolidated balance sheet. Management views liquidity as a measure f the Partnership's ability to fund investing and financing activities.

The Partnership defines free cash flow as cash from operations less capital expenditures, net of sales proceeds. Management primarily uses this metric to assess our ability to retire debt, evaluate our capacity to further invest and grow, and measure our performance as compared to our peer group of companies.

These non-GAAP financial measures should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures may not be comparable to Adjusted EBITDA, distributable cash flow, free cash flow or other similarly titled measures of other entities, as other entities may not calculate these non-GAAP financial measures in the same manner as CSI Compressco. Management compensates for the limitation of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating this knowledge into management's decision making process. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that CSI Compressco has available for distributions or that the Partnership plans to distribute for a given period, nor should they be equated to available cash as defined in the Partnership's partnership agreement.

Non-GAAP Reconciliations

CSI COMPRESSCO LP™

Distributable Cash Flow

$ in millions	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15	Q4-15	Q1-16
Income (loss) before taxes	$ 3.7	$ 0.9	$ 3.9	$ 5.3	$ 0.6	$ (0.1)	$ 3.4	$ 2.4	$ 1.5	$ 2.0	$ (152.6)	$ (104.7)
Depreciation and amortization	17.3	17.7	19.8	18.6	18.4	18.9	20.2	20.0	20.6	20.6	20.6	18.5
Goodwill / long lived asset impairment	-	-	-	-	-	-	-	-	-	-	151.2	100.2
Interest expense, net [1]	7.4	7.2	7.4	7.3	7.5	7.8	8.4	8.6	8.7	8.9	8.8	8.8
Equity compensation	0.4	0.3	0.4	0.2	0.2	0.5	0.6	0.5	0.7	0.5	0.5	0.6
Non-cash cost of compressors sold [2]	-	0.1	-	-	0.1	0.3	6.2	0.2	-	0.4	2.8	1.8
Unusual items [3]	0.2	0.5	0.3	-	0.8	13.1	2.9	0.4	0.0	0.0	0.5	0.2
Adjusted EBITDA	**$ 29.0**	**$ 26.7**	**$ 31.8**	**$ 31.4**	**$ 27.6**	**$ 40.5**	**$ 41.6**	**$ 32.1**	**$ 31.5**	**$ 32.4**	**$ 31.9**	**$ 25.4**
Less:												
Pro Forma adjustments	21.9	17.1	21.2	22.1	17.1	15.0	-	-	-	-	-	-
Adjusted EBITDA prior to acquisition	**$ 7.1**	**$ 9.6**	**$ 10.6**	**$ 9.3**	**$ 10.5**	**$ 25.5**	**$ 41.6**	**$ 32.1**	**$ 31.5**	**$ 32.4**	**$ 31.9**	**$ 25.4**
Less:												
Current income tax expense / (benefit)	0.6	0.8	0.3	0.6	0.7	(0.3)	2.4	0.4	0.9	(1.3)	0.5	0.5
Maintenance capital expenditures	0.4	0.3	0.1	0.0	0.2	1.8	2.9	2.2	2.0	3.7	3.4	2.3
Interest expense, net	0.1	0.1	0.2	0.2	0.1	5.4	8.4	8.6	8.7	8.9	8.8	8.8
Non-transaction related unusual items	-	-	-	-	-		0.2	0.2	0.0	0.0	0.5	0.2
Plus:												
Amortization of financing costs	-	-	-	-	-	0.4	0.7	0.7	0.7	0.7	0.7	0.7
Distributable cash flow	**$ 6.0**	**$ 8.4**	**$ 10.1**	**$ 8.5**	**$ 9.4**	**$ 19.0**	**$ 28.4**	**$ 21.4**	**$ 20.6**	**$ 21.8**	**$ 19.4**	**$ 14.2**
Cash distributions attributable to the period	$ 6.7	$ 6.8	$ 6.9	$ 7.1	$ 7.2	$ 15.6	$ 16.6	$ 17.1	$ 17.3	$ 17.4	$ 12.8	$ 12.8
Distributable cash flow coverage	0.89x	1.23x	1.46x	1.21x	1.30x	1.21x	1.71x	1.25x	1.19x	1.25x	1.52x	1.11x

[4]

(1) Amortization of financing costs are included in interest expense due to SEC changes
(2) Starting from Q1 2016, non-cash cost of compressors sold is included in adjusted EBITDA. Historical periods have been updated for this change
(3) Unusual items is primarily associated with non-recurring fees and expenses plus severance as well as one time costs associated with transactions
(4) Q2 2013 through Q3 2014 are based on management Pro Forma for Compressco Partners and Compressor Systems, Inc. prior to Compressco Partners acquisition of Compressor Systems, Inc.

CSI COMPRESSCO LP™

Adjusted EBITDA

$ in millions	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15	Q4-15	Q1-16
Income (loss) before taxes	$ 3.7	$ 0.9	$ 3.9	$ 5.3	$ 0.6	$ (0.1)	$ 3.4	$ 2.4	$ 1.5	$ 2.0	$ (152.6)	$ (104.7)
Depreciation and amortization	17.3	17.7	19.8	18.6	18.4	18.9	20.2	20.0	20.6	20.6	20.6	18.5
Goodwill / long lived asset impairment	-	-	-	-	-	-	-	-	-	-	151.2	100.2
Interest expense, net [1]	7.4	7.2	7.4	7.3	7.5	7.8	8.4	8.6	8.7	8.9	8.8	8.8
Equity compensation	0.4	0.3	0.4	0.2	0.2	0.5	0.6	0.5	0.7	0.5	0.5	0.6
Non-cash cost of compressors sold [2]	-	0.1	-	-	0.1	0.3	6.2	0.2	-	0.4	2.8	1.8
Unusual items [3]	0.2	0.5	0.3	-	0.8	13.1	2.9	0.4	0.0	0.0	0.5	0.2
Adjusted EBITDA	**$ 29.0**	**$ 26.7**	**$ 31.8**	**$ 31.4**	**$ 27.6**	**$ 40.5**	**$ 41.6**	**$ 32.1**	**$ 31.5**	**$ 32.4**	**$ 31.9**	**$ 25.4**
Revenue	**$ 114.7**	**$ 90.6**	**$ 103.1**	**$ 122.8**	**$ 109.4**	**$ 133.4**	**$ 124.8**	**$ 102.9**	**$ 126.5**	**$ 128.9**	**$ 99.4**	**$ 81.7**
Adj. EBITDA Margin	**25.3%**	**29.4%**	**30.8%**	**25.6%**	**25.2%**	**30.4%**	**33.4%**	**31.2%**	**24.9%**	**25.2%**	**32.1%**	**31.1%**

[4]

(1) Amortization of financing costs are included in interest expense due to SEC changes
(2) Starting from Q1 2016, non-cash cost of compressors sold is included in adjusted EBITDA. Historical periods have been updated for this change
(3) Unusual items is primarily associated with non-recurring fees and expenses plus severance as well as one time costs associated with transactions
(4) Q2 2013 through Q3 2014 are based on management Pro Forma for Compressco Partners and Compressor Systems, Inc. prior to Compressco Partners acquisition of Compressor Systems, Inc.

Non-GAAP Reconciliations

Liquidity & Leverage

$ in millions	Q1-15	Q2-15	Q3-15	Q4-15	Q1-16
Consolidated TTM EBITDA per Credit Agreement	**$ 136.7**	**$ 138.5**	**$ 135.9**	**$ 129.0**	**$ 122.4**
Senior notes	350.0	350.0	350.0	350.0	350.0
Revolving credit facility outstanding	208.0	233.0	243.0	235.0	234.0
Letters of credit and surety bonds	6.5	5.9	5.7	3.7	3.8
Total debt per Bank Agreement	**564.5**	**588.9**	**598.7**	**588.7**	**587.8**
Revolving credit facility, total	400.0	400.0	400.0	400.0	400.0
Amounts currently outstanding	(208.0)	(233.0)	(243.0)	(235.0)	(234.0)
Bank letters of credit	(1.1)	(1.0)	(0.8)	(1.6)	(2.1)
Revolving credit facility, available	**190.9**	**166.0**	**156.2**	**163.4**	**163.9**
Less:					
Adjustment for leverage capacity [1]	3.5	-	41.4	75.0	109.4
Plus:					
Cash excluding restricted cash	25.5	33.3	18.3	10.6	10.3
Liquidity	**$ 212.9**	**$ 199.3**	**$ 133.1**	**$ 99.1**	**$ 64.8**
Leverage Covenant	5.50x	5.50x	5.25x	5.25x	5.25x
Leverage Ratio [2]	4.13x	4.25x	4.41x	4.56x	4.80x

Market Capitalization Reconciliation

$ and Units in thousands	CCLP
Unit Price as of 5/13/2016	$ 8.02
Units Outstanding as of 5/10/2016	33,219
Market Capitalization	**266,420**
Plus:	
Debt Outstanding as of 3/31/2016	566,486
Enterprise Value	**$ 832,906**

Free Cash Flow

$ in thousands	CCLP
Cash from operations	$ 15,095
Capital expenditures, net of sales proceeds	(1,353)
Free Cash Flow	**$ 13,742**

(1) Adjustment for leverage capacity reflects the limitation of amounts available under the revolving credit facility in order to maintain compliance with the leverage ratio covenant
(2) Leverage ratio is Total Debt divided by Consolidated TTM EBITDA per Credit Agreement